 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 9, 2020

DIAMOND EAGLE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38908	83-4578968
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2121 Avenue of the Stars, Suite 2300

Los Angeles, CA 90067

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (310) 209-7280

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	DEACU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	DEAC	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	DEACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On April 9, 2020, Diamond Eagle Acquisition Corp. (the “Company”) issued a press release announcing that it has adjourned its special meeting of stockholders (the “Special Meeting”) in connection with its previously announced business combination (the “Business Combination”) with DraftKings Inc. (“DraftKings”) and SBTech (Global) Limited (“SBTech”). In light of public health concerns regarding the coronavirus (COVID-19), the Special Meeting will be held in a virtual meeting format only. The Special Meeting, initially called for April 9, 2020, will reconvene at 9:00 a.m., New York City time, on April 23, 2020. Stockholders will be able to attend, vote and examine the list of Diamond Eagle stockholders at the Special Meeting by visiting https://www.cstproxy.com/diamondeagleacquisitioncorp/sm2020 and entering the control number found on their proxy card. In connection with the adjournment, the Company is extending the deadline for the Company’s stockholders to exercise their redemption rights in connection with the Business Combination to 12:00 p.m., New York City time, on April 22, 2020. The record date for the Special Meeting has not changed. Holders of record of the Company’s common stock at the close of business on March 20, 2020 will be entitled to vote at the Special Meeting and any adjournments or postponements of the Special Meeting.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.1.

Important Information About the Business Combination and Where to Find It

In connection with the proposed Business Combination, DEAC Nevada, the Company’s wholly-owned subsidiary, filed a registration statement on Form S-4 (File No. 333-235805) (the “Registration Statement”) with the SEC, which includes a preliminary proxy statement/prospectus, and certain other related documents, which will be both the proxy statement to be distributed to holders of shares of the Company’s common stock in connection with the Company’s solicitation of proxies for the vote by the Company’s stockholders with respect to the Business Combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities of DEAC Nevada to be issued in the Business Combination. The Registration Statement has not yet been declared effective by the SEC. This material is not a substitute for the definitive proxy statement/prospectus regarding the Business Combination. The Company’s stockholders and other interested persons are advised to read the preliminary proxy statement/prospectus included in the Registration Statement, the amendments thereto and, when available, the definitive proxy statement/prospectus, as these materials will contain important information about the parties to the Business Combination Agreement, the Company and the Business Combination. The Company will mail a definitive proxy statement/prospectus and other relevant documents to its stockholders of record as of March 20, 2020 when available. Stockholders will also be able to obtain copies of the proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference in the proxy statement/prospectus, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: Diamond Eagle Acquisition Corp., 2121 Avenue of the Stars, Suite 2300, Los Angeles, California, Attention: Eli Baker, President, Chief Financial Officer and Secretary, (310) 209-7280.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the Registration Statement, and is available free of charge from the sources indicated above.

Each of DraftKings and SBTech and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Business Combination.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s, DraftKings’ and SBT’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s, DraftKings’ or SBT’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include the inability to complete the Business Combination (including due to the failure to receive required shareholder approvals, failure to receive approvals or other determinations from certain gaming regulatory authorities, or the failure of other closing conditions); potential adverse effects of the ongoing global coronavirus (COVID-19) pandemic; the inability to recognize the anticipated benefits of the proposed Business Combination; the inability to obtain or maintain the listing of the shares of the post-business combination company (“New DraftKings”) on Nasdaq following the Business Combination; costs related to the Business Combination; the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; New DraftKings’ ability to manage growth; New DraftKings’ ability to execute its business plan and meet its projections; potential litigation involving the Company, DraftKings, SBT, or after the closing, New DraftKings; changes in applicable laws or regulations, particularly with respect to gaming, and general economic and market conditions impacting demand for DraftKings or SBTech products and services, and in particular economic and market conditions in the media/entertainment/gaming/software industry in the markets in which DraftKings and SBTech operate; and other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the Business Combination, including those under “Risk Factors” therein, and in the Company’s and/or New DraftKings’ other filings with the SEC. None of the Company, DraftKings or SBTech undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any vote in any jurisdiction in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release, dated April 9, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND EAGLE ACQUISITION CORP.

	By:	/s/ Eli Baker
	Name:	Eli Baker
	Title:	President, Chief Financial Officer and Secretary
Date: April 10, 2020